                                                                  CONFORMED COPY



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                   _________________________________________

                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 27, 2000

                             WHIRLPOOL CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                             1-3932                              38-1490038
----------------------------          ------------------------         ----------------------------------
(State or other jurisdiction              (Commission File                     (I.R.S. Employer
       of incorporation)                    Number)                             Identification No.)



    2000 M63 North,  Benton Harbor, Michigan                    49022-2692
    ----------------------------------------------------------------------
    (Address of principal executive officers)                   (Zip Code)


                                (616)-923-5000
   ------------------------------------------------------------------------
              Registrant's telephone number, including area code

Item 5.   Other Events
          ------------

          On April 27, 2000, the registrant issued a press release announcing the retirement of H. Miguel Etchenique as President of the Board of Directors of Brasmotor and its subsidiary companies in Brazil and the election by the Brasmotor Board of Paulo Periquito as his successor. Whirlpool Corporation holds approximately 87 percent of the equity of its affiliated Brazilian companies Brasmotor, Multibras and Embraco.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

          Copy of press release dated April 27, 2000 announcing the retirement of H. Miguel Etchenique as President of the Board of Directors of Brasmotor and its subsidiary companies in Brazil.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 WHIRLPOOL CORPORATION
                                 Registrant



Date: May 1, 2000             By:  /s/  Robert T. Kenagy
                                 ----------------------------------------
                                 Name:  Robert T. Kenagy
                                 Title: Associate General Counsel and Secretary

                                                    [WHIRLPOOL CORPORATION LOGO]

Media
-----
Brasmoter and Multibras                  Whirlpool Corporation
Rodolfo Guttilla                         Christopher Wyse
55-11-5586-6556                          616-923-3417

Investment
----------
Thomas Filstrup
616-923-3189
thomas_c_filstrup@email.whirlpool.com

                WHIRLPOOL CORPORATION ANNOUNCES LATIN AMERICAN
                              LEADERSHIP CHANGES

     BENTON HARBOR, Mich. -- April 27, 2000 -- Whirlpool Corporation and Brasmotor S.A. today announced that H. Miguel Etchenique has retired as President of the Board of Directors of Brasmotor and its subsidiary companies in Brazil. Whirlpool Corporation holds approximately 87 percent of the equity of its affiliated Brazilian companies Brasmotor, Multibras and Embraco.

     David R. Whitwam, Whirlpool Chairman and CEO stated, "H. Miguel Etchenique has provided five decades of leadership to Brasmotor, and has been CEO since 1963 and Chairman of the Board since 1970. His vision and leadership created the largest and most successful appliance company in Latin America."

     Whitwam continued, "In recognition of his outstanding contributions, at the Brasmotor annual shareholders meeting, Etchenique was named President Emeritus and appointed as President of a special Advisory Council which will provide insights to the Brasmotor Board and the Whirlpool Corporation Board of Directors on trends that may impact our important Latin American businesses."

     Whitwam also announced that Paulo Periquito has been elected by the Brasmotor Board to replace H. Miguel Etchenique as President of the Brasmotor Board of Directors and its affiliated companies. Periquito will also continue as President of Brasmotor and Multibras and Executive Vice President of Whirlpool Corporation.

                                    -more-

Whirlpool Latin American Leadership Changes - add one
-----------------------------------------------------

     "Paulo Periquito brings exceptional leadership and experiences to his new responsibilities," Whitwam added. "Before joining Brasmotor and Whirlpool Corporation, Paulo had a distinguished executive career at Alcoa that spanned 24 years. He has guided Multibras to new levels of success, despite the difficult economic challenges that we faced throughout Latin America. As a member of Whirlpool Corporation's Executive Committee, he has brought outstanding leadership and global insights to our company."

     Whirlpool Corporation is the world's leading manufacturer and marketer of major home appliances. Headquartered in Benton Harbor, the company manufactures in 13 countries and markets products under 11 major brand names in more than 170 countries. Additional information about the company can be found on the Internet at www.WhirlpoolCorp.com.

                                      ###